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[CARRIER1 LOGO]

                                                                   PRESS RELEASE

             CARRIER1 INTERNATIONAL S.A. ANNOUNCES TENDER OFFER AND
              CONSENT SOLICITATION FOR ALL OF ITS OUTSTANDING NOTES


LUXEMBOURG, 6 NOVEMBER 2001 - CARRIER1 INTERNATIONAL S.A. (the "Company") today announced that Carrier1 Finance Limited, a wholly owned subsidiary of the Company, intends to launch a cash tender offer and consent solicitation for amendments to the indentures (together the "Tender Offer") for all of the Company's outstanding high yield notes (the "Notes").

The Tender Offer will be conditioned upon the receipt of tenders for more than 50 percent of the principal amount of each of the Company's outstanding Euro Notes and Dollar Notes taken individually and other standard conditions.

The Company believes that current conditions in the capital markets make it unlikely that the Company will be able to raise additional capital to refinance its long-term debt or fund its operations, and the Company believes that it could experience difficulty in meeting its August 2002 interest payment obligations on the Notes. The Company's ability to continue to fund its operations depends on whether it can reduce capital expenditure and costs significantly, eliminate all or a substantial portion of its debt and conserve cash required to fund operations until it is cash flow positive. The Company implemented steps in September 2001 to reduce its costs, including making large reductions in staff, but does not believe that these steps alone will be adequate to assure continued funding of its operations.

The Company believes the Tender Offer is in the best interests of the Company and holders of all its securities, as successful completion will significantly reduce the Company's indebtedness and interest expense and increase the Company's chances of being able to continue to fund its operations. The Company believes that successful completion of the Tender Offer and the adoption of the proposed amendments to the indentures, which, among other things, will eliminate or modify certain of the restrictive covenants of the Notes (including certain restrictions on asset sales, changes of control, mergers and consolidations), will enhance the Company's financial and operating flexibility as it evaluates how best to continue to develop its business and pursue strategic opportunities.

Pursuant to the terms of the Tender Offer, bondholders are being offered an amount in cash as shown below in return for tendering their Notes and providing their consents.

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
                                                             CONSIDERATION PER E1,000 OR $1,000
                                                              OF PRINCIPAL AMOUNT TENDERED(1)
                                                           --------------------------------------
HIGH YIELD NOTES
E85mm  13.250% Senior Euro Notes due 2009                            E182.50
$160mm 13.250% Senior Dollar Notes due 2009                          $182.50
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(1) Tendering holders whose Notes are accepted for purchase also will receive accrued and unpaid interest up to, but not including, the payment date.

The Tender Offer will expire at 11.59 pm New York City time, on 5 December 2001, unless extended (such date, as the same may be extended, the "Expiration Date").


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THIRD QUARTER RESULTS ANNOUNCEMENT

The Company expects to announce its results for the quarter ended 30 September 2001 on 14 November 2001. The Company will present its results on a conference call at that time. Further details regarding that call will be announced in due course.

DEALER MANAGER

The Dealer Manager for the Tender Offer is Morgan Stanley & Co. International Limited.

FURTHER INFORMATION

Investors are urged to read the Offers to Purchase and Consent Solicitations Statement in connection with the Tender Offer distributed by the Company, when it becomes available, because it contains important information. Investors may obtain a free copy of the Offers to Purchase and Consent Solicitations Statement, when it becomes available, by contacting D.F. King, the Information
Agent:

D.F. King & Co., Inc.
77 Water Street
New York, NY 10005 U.S.A.
Attention: Edward McCarthy
Call Toll-Free inside the U.S. (800) 488-8035 (U.S. only) or outside the U.S.: (212) 493-6952

or

D.F. King (Europe) Ltd.
2 London Wall Buildings
London Wall
London EC2M 5PP
England
Attention: Franklin Stephens
(44) 20 7920-9700


FORWARD LOOKING STATEMENT

This press release does not constitute an offer to purchase the Notes. The information contained in this press release contains "forward-looking" statements within the meaning of the U.S. federal securities laws. These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "plans", "estimates", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks, uncertainties and assumptions.

These statements include, among others, those regarding (i) the Company's anticipated restructuring and elimination of its debt and the effects thereof, and (ii) its ability to service its indebtedness and interest expense and its ability to fund its operations in the absence of such restructuring and elimination of its debt.

These statements are based on the current expectations of the management of the Company and performance is subject to risks, uncertainties and other factors that could cause actual results to differ materially from these statements. Such risks include but are not limited to: the deterioration of the market economy, including in Europe and the technology and telecommunications segments; the deterioration of the financial strength of our customer base; adverse regulatory, technological, judicial or competitive developments; decline in the Company's services or products; inability to develop and introduce new technologies, products and services on a timely basis; pressure on pricing resulting from competition; unforeseen construction delays and failure to receive on a timely basis necessary permits or other governmental approvals; failure to obtain any necessary financing when needed; performance failure by

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third parties with whom the Company has contracted including for the supply or maintenance of infrastructure components and by joint venture partners; the risk of termination of certain joint ventures through which the Company operates; the amount of indebtedness incurred by the Company and its obligations thereunder.

For a more detailed discussion of these risks, uncertainties and other factors affecting the Company, please refer to the Company's Offers to Purchase and Consent Solicitations Statement and the Company's prospectus and periodic reports filed with the U.S. Securities and Exchange Commission on Form 10-K, 10-Q and 8-K, including its Form 10-K for the year ended 31 December 2000 and its Form 10-Qs for the quarters ended 31 March 2001 and 30 June 2001. Corresponding filings are available at the Frankfurt Stock Exchange. On or before 14 November 2001, the Company will file a Form 10-Q for the quarter ended 30 September 2001 with the U.S. Securities and Exchange Commission.

The contents of this document, which have been prepared by and are the sole responsibility of the Company, have been approved by Morgan Stanley & Co. International Limited ("MSIL") (which is regulated by The Securities and Futures Authority Limited) solely for the purposes of section 57 of the Financial Services Act 1986. MSIL is acting for the Company in connection with the Tender Offer and no one else and will not be responsible to anyone other than the Company for providing the protections offered to customers of MSIL nor for providing advice in relation to the Tender Offer.

                                       END

ABOUT CARRIER1 INTERNATIONAL S.A.
The Company is a provider of large system solutions for end-to-end Internet, broadband, voice, data-centre and dialup access communications to large users of telecommunications services with a network that spans 14,000 contracted route kilometres in 13 countries, and links 35 European cities. The Company provides its clients with carrier-grade transport and network solutions as well as end-user-ready, value-added services that customers then brand and market to their respective users.

CONTACTS:

CARRIER1 INTERNATIONAL S.A.

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
                                                        Alex Schmid
Nicholas Kabcenell                                      Chief Financial Officer
VP - Strategy & M&A                                     +44 20 7001 6000
 +44 20 7001 6000
                                                        E-mail: alex.schmid@carrier1.com
E-mail: nick.kabcenell@carrier1.com




MORGAN STANLEY

Mitch Petrick                                           Ted Doster
Managing Director - Global High Yield Group             Executive Director - Global High Yield Group
Tel: +1-212-761-1558                                    Tel: +1-212-761-1622
E-mail: michael.petrick@morganstanley.com               E-mail: ted.doster@morganstanley.com
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